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Exhibit 13.1

SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of OAO Tatneft (the ‘‘Company’’), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2004 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shafagat F. Takhautdinov
Name:	Shafagat F. Takhautdinov
Title:	General Director

Date: June 26, 2006

/s/ Vladimir P. Lavushchenko
Name:	Vladimir P. Lavushchenko
Title:	Deputy General Director for Economics

Date: June 26, 2006